Merk Stagflation ETF
Consolidated Schedule of Investments
July 31, 2022 (Unaudited)
	Shares	Value
INVESTMENT COMPANIES - 100.0%
Exchange Traded Funds - 100.0%
Invesco DB Oil Fund (a)	14,236	$254,682
Schwab U.S. TIPS ETF (b)	27,162	1,572,136
VanEck Merk Gold Trust (a)(c)	10,097	172,558
Vanguard Real Estate ETF	2,411	238,593
TOTAL EXCHANGE TRADED FUNDS (Cost $2,222,012)		2,237,969

Total Investments (Cost $2,222,012) - 100.0%		2,237,969
Other assets and liabilities, net - 0.0% (d)		66
TOTAL NET ASSETS - 100.0%		$2,238,035

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c) All or a portion of this security is held by Merk Stagflation Cayman.
(d) Amount is less than 0.05%.

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels.
Level 1 Includes quoted prices in active markets for identical securities. Level 2 Includes other significant observable inputs
(including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 Includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The Fund did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3.

The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of July 31, 2022:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Exchange Traded Funds	$2,237,969	$-	$-	$2,237,969
Total Investments - Assets	$2,237,969	$-	$-	$2,237,969